 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): February 25, 2025

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 Six Forks Road, Raleigh, North Carolina 27609
(Address of principal executive offices) (Zip Code)

(540) 362-4911
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AAP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2025, Advance Auto Parts, Inc. (the “Company”) entered into Amendment No. 6 to the Credit Agreement, dated November 9, 2021, by and among the Company, as Borrower, Advance Stores Company, Incorporated, as a Guarantor, the lenders party thereto, and Bank of America, N.A., as administrative agent (the “2021 Credit Agreement”). Amendment No. 6, among other things, (i) expands the scope of domestic subsidiaries that would be required to grant security interests and guarantee the Company’s obligations under the 2021 Credit Agreement upon the occurrence of a Springing Lien Trigger Event (as defined therein) to include all of the Company’s subsidiaries other than the Company’s Insignificant Subsidiaries (as defined in Amendment No. 6), (ii) revises the definition of Consolidated Coverage Ratio in the 2021 Credit Agreement to exclude up to $175 million of accelerated rent charges related to lease buyouts and to permit the minimum Consolidated Coverage Ratio under the 2021 Credit Agreement to remain at 1.50 to 1.00 for one additional quarter before increasing to 1.75 to 1.00 on and after the fiscal quarter ending on January 3, 2026, (iii) revises the definition of Consolidated EBITDA in the 2021 Credit Agreement to increase the threshold for Identified Restructuring Charges (as defined in the 2021 Credit Agreement) from $575 million to $625 million, and (iv) expands the scope of the guaranteed obligations to include bank product obligations and cash management obligations.

The foregoing summary of the amendment is qualified by reference to the full text of the amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Amendment No. 6 to the Credit Agreement dated as of February 25, 2025
101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document included in Exhibit 101.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: February 26, 2025	/s/ Ryan P. Grimsland
Ryan P. Grimsland
Executive Vice President, Chief Financial Officer